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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: July 27, 2001


                               SIONIX CORPORATION
             (Exact name of registrant as specified in its charter)



           Utah                       2-95626-D                 87-0428526
(State or other jurisdiction         (Commission               (IRS Employer
of incorporation)                    File Number)            Identification No.)




                          9272 Jeronimo Road, Suite 108
                            Irvine, California 92618
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (949) 454-9283



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant

         On July 27, 2001 the Registrant engaged Kabani & Company, Inc., Certified Public Accountants, as the Registrant's independent accountants to report on the Company's balance sheet as of September 30, 2001, and the related combined statements of income, stockholders' equity and cash flows for the year then ended. The decision to appoint Kabani & Company, Inc. was approved by the Registrant's Board of Directors.

         The Registrant dismissed Cacciamatta Accountancy Corporation as its auditors. The firm had served as the Registrant's independent accountants for the past fiscal year. Except for an explanatory paragraph concerning the Registrant's ability to continue as a going concern, such accountant's report on the Registrant's financial statements for the past year did not contain an adverse opinion or disclaimer of opinion, nor were the opinions modified as to uncertainty, audit scope or accounting principles, nor were there any events of the type requiring disclosure under Item 304(a)(1)(v) of Regulation S-K under the Securities Act. There were no disagreements with Cacciamatta Accountancy Corporation, resolved or unresolved, on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Cacciamatta Accountancy Corporation, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

         During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Kabani & Company, Inc., neither the Registrant nor anyone on the Registrant's behalf consulted with Kabani & Company, Inc. regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

          The Registrant has requested Cacciamatta Accountancy Corporation to review the disclosure contained herein and has provided Cacciamatta Accountancy Corporation the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of Cacciamatta Accountancy Corporation's views, or the respects in which Cacciamatta Accountancy Corporation does not agree with the statements contained herein. Cacciamatta Accountancy Corporation has reviewed the disclosure contained herein and has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-K. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.


Item 7. Financial Statements and Exhibits

         Exhibit 16.1 Letter From Cacciamatta Accountancy Corporation


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Sionix Corporation

                                                   By: /s/ James J. Houtz
                                                       -------------------------
                                                       James J. Houtz, President

Date: August 3, 2001

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